SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 19, 2004

           FIRST HORIZON ASSET SECURITIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-110100	75-2808384
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4000 Horizon Way

                     Irving, Texas 75063

(Address of Principal Executive Offices)

(Zip Code)

Registrant’s telephone number, including area code (214) 441-4000

Item 5.

OTHER EVENTS

Filing of Forms

On March 19, 2004, FIRST HORIZON ASSET SECURITIES, INC. (the “Company”) is filing forms of an Amended and Restated Trust Agreement, an Indenture, a Sale and Servicing Agreement, a Mortgage Loan Purchase Agreement and an Underwriting Agreement.  The form of Amended and Restated Trust Agreement is annexed hereto as Exhibit 4.6.  The form of Indenture is annexed hereto as Exhibit 4.7.  The form of Sale and Servicing Agreement is annexed hereto as Exhibit 4.8.  The form of Mortgage Loan Purchase Agreement is annexed hereto as Exhibit 4.9.  The form of Underwriting Agreement is annexed hereto as Exhibit 4.10.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

Information and Exhibits

(a)

Financial Statements of business acquired.

Not applicable.

(b)

Pro Forma financial information.

Not applicable.

(c)

Exhibit No.

Description

4.6

Form of Amended and Restated Trust Agreement

4.7

Form of Indenture

4.8

Form of Sale and Servicing Agreement

4.9

Form of Mortgage Loan Purchase Agreement

4.10

Form of Underwriting Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST HORIZON ASSET SECURITIES, INC.

By:  /s/ Wade Walker

Name:

Wade Walker

Title:

Senior Vice President

Dated: March 19, 2004

Exhibit Index

Exhibit            Description

4.6

Form of Amended and Restated Trust Agreement

4.7

Form of Indenture

4.8

Form of Sale and Servicing Agreement

1.1

Form of Mortgage Loan Purchase Agreement

1.2

Form of Underwriting Agreement